UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2012 (August 14, 2012)

Bob Evans Farms, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-1667	31-4421866
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3776 South High Street, Columbus, Ohio		43207
(Address of principal executive offices)		(Zip Code)

(614) 491-2225

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 14, 2012, Bob Evans Farms, Inc. (the “Company”) issued a news release announcing financial results for the first fiscal quarter of 2013 ended July 27, 2012. A copy of this news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company also made available in conjunction with the news release a “fact sheet” with additional financial information as of and for the first fiscal quarter of 2013 ended July 27, 2012. The additional information is furnished as part of Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the information contained in Exhibit 99.1 and 99.2 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise explicitly stated in such filing.

Item 8.01.	Other Events.

On August 14, 2012, the Company announced its subsidiary, BEF Foods, Inc., acquired from Kettle Creations, LLC, the Kettle Creations® brand and a 100,000 square-foot, state-of-the-art food manufacturing plant located in Lima, Ohio, that produces mashed potatoes, macaroni and cheese, and other side dishes. BEF Foods, Inc. paid approximately $50.0 million for the brand and manufacturing plant, and the transaction is expected to be slightly accretive in fiscal year 2013. The transaction closed on August 10, 2012. A copy of this news release is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired – Not Applicable

(b) Pro Forma Financial Information – Not applicable

(c) Shell Company Transactions – Not Applicable

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	News release issued by Bob Evans Farms, Inc. on August 14, 2012, announcing financial results for the first fiscal quarter of 2013 ended July 27, 2012; Additional financial information made available by Bob Evans Farms, Inc. in conjunction with the news release issued on August 14, 2012

99.2	News release issued by Bob Evans Farms, Inc. on August 14, 2012, announcing the acquisition of the Kettle Creations brand and manufacturing facility in Lima, Ohio

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOB EVANS FARMS, INC.

Dated: August 14, 2012	By:	/s/ Paul F. DeSantis
Paul F. DeSantis
Chief Financial Officer, Treasurer, and Assistant Secretary

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated June 14, 2012

Exhibit No.	Description

99.1	News release issued by Bob Evans Farms, Inc. on August 14, 2012, announcing financial results for the first fiscal quarter of 2013 ended July 27, 2012; Additional financial information made available by Bob Evans Farms, Inc. in conjunction with the news release issued on August 14, 2012

99.2	News release issued by Bob Evans Farms, Inc. on August 14, 2012, announcing the acquisition of the Kettle Creations brand and manufacturing facility in Lima, Ohio

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